(PLATO LEARNING LOGO)
                                                           FOR IMMEDIATE RELEASE

CONTACT: JOHN MURRAY - CHAIRMAN, PRESIDENT & CEO
         GREG MELSEN - CFO
         STEVE SCHUSTER - VP & TREASURER
         952.832.1000


                          PLATO LEARNING, INC. REPORTS
                     FIRST QUARTER FISCAL YEAR 2004 RESULTS

                    LIGHTSPAN ACQUISITION AIDS REVENUE GROWTH
                           AND OPERATIONAL IMPROVEMENT

MINNEAPOLIS, MN - FEBRUARY 26, 2004 - PLATO Learning, Inc. (NASDAQ: TUTR), a leading provider of K-Adult computer-based and e-learning solutions, today announced revenues for its first quarter ended January 31, 2004, totaling $26.4 million, a $12.9 million or a 97% increase versus the $13.5 million reported for the comparable period of fiscal 2003. The Company's acquisition of Lightspan, Inc. significantly contributed to the quarter's revenue growth.

Reported Revenues                      Quarter Ended January 31,
(000's)                               ----------------------------
                                        2004               2003              Growth
                                      ----------        ----------         ----------
PLATO Learning                        $   26,448        $   13,457               97%
Lightspan (1)                                967            13,046
                                      ----------        ----------
                                      $   27,415        $   26,503                3%
                                      ==========        ==========

(1) Lightspan revenues prior to acquisition.

The net loss for the first quarter of 2004 was $7.5 million, or $0.35 per diluted share, as compared to a loss of $3.4 million, or $0.20 per diluted share, for the same period of 2003. The first quarter results for the period ended January 31, 2003 benefited from a tax credit of $2.35 million, or $0.14 per diluted share. No tax credit was recorded for the quarter ended January 31, 2004. This tax accounting treatment is consistent with the full valuation allowance we provided against our deferred tax assets in connection with the acquisition of Lightspan.

Adjusted Net Loss                                          Quarter Ended January 31,
(000's, except per share amounts)                         -----------------------------
                                                             2004              2003
                                                          ----------         ----------
Net loss (GAAP)                                           $   (7,535)        $   (3,407)
Exclude:
    Income tax benefit                                            --             (2,350)
                                                          ----------         ----------
Net loss (Non-GAAP)                                       $   (7,535)        $   (5,757)
                                                          ==========         ==========


Weighted average common shares outstanding                    21,500             16,775
                                                          ==========         ==========
Loss per basic and diluted share (Non-GAAP)               $    (0.35)        $    (0.34)
                                                          ==========         ==========

The acquisition of Lightspan also added significant expenses to the Company's operations.

Reported Costs and Expenses                      Quarter Ended January 31,
(000's)                                         -----------------------------
                                                   2004               2003
                                                ----------         ----------

Operating expenses:
    PLATO Learning (1)                              22,863             13,222
    Lightspan (2)                                    1,941             14,248
                                                ----------         ----------
    Total                                           24,804             27,470
                                                ==========         ==========
    As a percentage of revenues                       90.5%             103.6%
                                                ==========         ==========

(1) PLATO operating expenses in 2003 exclude $380 of restructuring charges.

(2) Lightspan operating expenses prior to acquisition.

On December 17, 2003, the Company also acquired New Media (Holdings) Limited, a United Kingdom (UK) based publisher of curriculum-focused software primarily for teaching secondary school science and math. This acquisition was not significant to the revenues, operating expenses or net loss for the quarter.

John Murray, Chairman, President and CEO, said, "The first quarter was a critical period for PLATO Learning. We closed acquisitions with both Lightspan and New Media and began integrating both operations. Each of these transactions was strategically important in allowing PLATO Learning to emerge as a stronger, leading provider of products and services to the K-12 market, as well as being the clear leader in the post-secondary market." Mr. Murray added, "Our first quarter results reflect our ability to grow revenues in a continually tough funding environment, when competition continues to experience year over year declines, and to do so while working through the distractions inherent in consummating mergers of this magnitude. We also demonstrated our ability to remove costs from the combined entities."

Mr. Murray continued, "Although we achieved our first quarter targets from both a financial and integration perspective, there is even greater opportunity ahead. We must continue to wisely integrate operations and begin to capitalize on the product, brand and human assets of PLATO Learning. The results of the quarter are encouraging and validate the strategic wisdom of these combinations. We look forward to the revenue growth and improved operating results we can accomplish."

Mr. Murray highlighted additional key financial information:

o Earnings Before Interest Taxes Depreciation and Amortization (EBITDA), calculated as operating income (loss) before depreciation, amortization and restructuring charges, was $9.1 million for the twelve month period ended January 31, 2004 as compared to $4.5 million for the twelve month period ended January 31, 2003.

o Cash flow used in operations in Q1 2004 totaled $1.3 million as compared to cash flow generated from operations of $959,000 in the first quarter of last fiscal year

The Company's balance sheet remains strong:

o Cash and marketable securities were $27.9 million at January 31, 2004, compared to $27.7 million at October 31, 2003, despite using $6.8 million to acquire New Media (Holdings) Limited in December. There were no bank borrowings outstanding at January 31, 2004.

o Deferred revenue was $40.9 million at January 31, 2004, versus $20.1 million at January 31, 2003. Lightspan had deferred revenue of $12.3 million at January 31, 2003.

o Stockholders' equity was $153.3 million at January 31, 2004, compared to $109.9 million at October 31, 2003.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release exclude the impact of an income tax credit in 2003, and a 2003 restructuring charge on PLATO Learning's operating results, as well as present certain proforma operations as if Lightspan had been acquired as of November 1, 2002. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. PLATO Learning's management views these non-GAAP financial measures to be helpful in assessing the Company's progress in integrating the operations of Lightspan. In addition, these non-GAAP financial measures facilitate management's internal comparisons to PLATO Learning's historical operating results and comparisons to competitors' operating results. PLATO Learning includes these non-GAAP financial measures in its earnings announcement because the Company believes they are useful to investors in allowing for greater transparency related to supplemental information used by management in its financial and operational analysis. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided with the financial statements attached to this press release.

QUARTERLY CONFERENCE CALL

A conference call to discuss this announcement is scheduled for today at 3:45 PM
(CST). The dial-in number for this call is 1-877-775-1746. Please call ten minutes prior to the start of the call and inform the operator you are participating in PLATO Learning's call. Should you be unable to attend the live conference call, a recording will be available to you from 6:00 p.m. on February 26, 2004, through midnight March 4, 2004. To access the recording call:
1-800-642-1687. At the prompt, enter pass code number 5050874.

ABOUT PLATO LEARNING

PLATO Learning, Inc. is a leading provider of computer-based and e-learning instruction for kindergarten through adult learners, offering curricula in reading, writing, math, science, social studies, and life and job skills. The company also offers innovative online assessment and accountability solutions and standards-based professional development services. With over 4,000 hours of objective-based, problem-solving courseware, plus assessment, alignment and curriculum management tools, we create standards-based curricula that facilitate learning and school improvement.

With trailing 12-month revenues of over $97 million, PLATO Learning, Inc. is a publicly held company traded as TUTR on the NASDAQ-NMS. PLATO(R) Learning educational software is marketed to K-12 schools and colleges. We also sell to job training programs, correctional institutions, military education programs, corporations and individuals and delivered via networks, CD-ROM, the Internet and private intranets.

PLATO Learning is headquartered at 10801 Nesbitt Avenue South, Bloomington, Minnesota 55437, (952) 832-1000 or (800) 869-2000. The Company has domestic offices throughout the United States and international offices in the United Kingdom and Canada. International distributors are located in Puerto Rico, Singapore, South Africa and the United Arab Emirates. The Company's Web address is http://www.plato.com.

This announcement includes forward-looking statements. PLATO Learning has based these forward-looking statements on its current expectations and projections about future events. Although PLATO Learning believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. PLATO Learning undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward looking statements made are subject to the risks and uncertainties as those described in the Company's Annual Report on Form 10-K for the year ended October 31, 2003. Actual results may differ materially from anticipated results.

(R) PLATO is a registered trademark of PLATO Learning, Inc. PLATO Learning is a trademark of PLATO Learning, Inc.

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                              THREE MONTHS ENDED
                                                                   JANUARY 31,
                                                          -----------------------------
                                                             2004               2003
                                                          ----------         ----------

 Revenues:
      License fees                                        $   13,059         $    7,445
      Subscriptions                                            4,508              1,624
      Services                                                 6,337              3,383
      Other                                                    2,544              1,005
                                                          ----------         ----------
          Total revenues                                      26,448             13,457
                                                          ----------         ----------
 Cost of revenues:
      License fees                                             3,341              1,757
      Subscriptions                                            1,679                569
      Services                                                 3,764              2,370
      Other                                                    2,199                991
                                                          ----------         ----------
          Total cost of revenues                              10,983              5,687
                                                          ----------         ----------
             Gross profit                                     15,465              7,770
                                                          ----------         ----------
 Operating expenses:
      Sales and marketing                                     15,185              9,238
      General and administrative                               4,492              3,276
      Product development                                      2,203                561
      Amortization of intangibles                                983                147
      Restructuring charges                                       --                380
                                                          ----------         ----------
          Total operating expenses                            22,863             13,602
                                                          ----------         ----------
             Operating loss                                   (7,398)            (5,832)
 Interest income                                                 119                120
 Interest expense                                                (35)               (24)
 Other expense, net                                              (71)               (21)
                                                          ----------         ----------
      Loss before income taxes                                (7,385)            (5,757)
 Income tax expense (benefit)                                    150             (2,350)
                                                          ----------         ----------
      Net loss                                            $   (7,535)        $   (3,407)
                                                          ==========         ==========

 Loss per share:
      Basic and diluted                                   $    (0.35)        $    (0.20)
                                                          ==========         ==========

 Weighted average common shares outstanding:
      Basic and diluted                                       21,500             16,775
                                                          ==========         ==========

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                                   JANUARY 31,      OCTOBER 31,
                                                                                      2004              2003
                                                                                  ------------      ------------
                                                                                   (Unaudited)
                                    ASSETS

Current assets:
     Cash and cash equivalents                                                    $     24,196      $     23,834
     Accounts receivable, net                                                           41,638            39,176
     Prepaid expenses and other current assets                                           9,276             4,819
     Deferred income taxes                                                                  --             2,218
                                                                                  ------------      ------------
         Total current assets                                                           75,110            70,047
Long-term marketable securities                                                          3,746             3,862
Equipment and leasehold improvements, net                                                7,367             5,024
Product development costs, net                                                          14,695            14,738
Goodwill                                                                                69,393            39,609
Identified intangible assets, net                                                       45,562            14,707
Other assets                                                                             1,940             1,975
                                                                                  ------------      ------------
     Total assets                                                                 $    217,813      $    149,962
                                                                                  ============      ============

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                             $      4,416      $      2,876
     Accrued employee salaries and benefits                                              4,592             6,678
     Accrued liabilities                                                                13,390             3,600
     Deferred revenue                                                                   34,931            22,192
                                                                                  ------------      ------------
         Total current liabilities                                                      57,329            35,346
     Deferred revenue                                                                    6,010             4,372
     Deferred income taxes                                                                 863                --
     Other liabilities                                                                     284               312
                                                                                  ------------      ------------
         Total liabilities                                                              64,486            40,030
                                                                                  ------------      ------------
Stockholders' equity:
     Common stock, $.01 par value, 50,000 shares authorized; 22,979 shares issued and outstanding at January 31, 2004; 17,671 shares issued and
         16,370 shares outstanding at October 31, 2003                                     230               164
     Additional paid in capital                                                        162,110           123,135
     Treasury stock at cost, 0 and 1,301 shares, respectively                               --           (11,652)
     Accumulated deficit                                                                (8,557)           (1,022)
     Accumulated other comprehensive loss                                                 (456)             (693)
                                                                                  ------------      ------------
         Total stockholders' equity                                                    153,327           109,932
                                                                                  ------------      ------------
            Total liabilities and stockholders' equity                            $    217,813      $    149,962
                                                                                  ============      ============

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                         THREE MONTHS ENDED
                                                                                            JANUARY 31,
                                                                                  ------------------------------
                                                                                      2004              2003
                                                                                  ------------      ------------

OPERATING ACTIVITIES:
Net loss                                                                          $     (7,535)     $     (3,407)
                                                                                  ------------      ------------
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
     Deferred income taxes                                                                 150            (2,350)
     Amortization of capitalized product development costs                               1,764             1,294
     Amortization of identified intangible assets                                        1,780               476
     Depreciation and amortization of equipment and
         leasehold improvements                                                            911               549
     Provision for doubtful accounts                                                       346               525
     Loss on disposal of equipment                                                           1                 2
     Changes in assets and liabilities, net of effects of acquisitions:
         Accounts receivable                                                             5,741             4,830
         Prepaid expenses and other current and noncurrent assets                       (1,296)             (370)
         Accounts payable                                                               (1,314)            1,029
         Accrued liabilities, accrued employee salaries and
            benefits and other liabilities                                              (3,586)           (2,048)
         Deferred revenue                                                                1,786               429
                                                                                  ------------      ------------
            Total adjustments                                                            6,283             4,366
                                                                                  ------------      ------------
                Net cash provided by (used in) operating activities                     (1,252)              959
                                                                                  ------------      ------------

INVESTING ACTIVITIES:
Acquisitions, net of cash acquired                                                       2,324                --
Capitalization of product development costs                                             (1,664)           (1,667)
Capital expenditures                                                                      (572)             (297)
Sales of marketable securities                                                             116                --
                                                                                  ------------      ------------
     Net cash provided by (used in) investing activities                                   204            (1,964)
                                                                                  ------------      ------------

FINANCING ACTIVITIES:
Repurchase of common stock                                                                  --              (540)
Net proceeds from issuance of common stock                                               1,311                16
Repayments of capital lease obligations                                                    (60)              (69)
                                                                                  ------------      ------------
     Net cash provided by (used in) financing activities                                 1,251              (593)
                                                                                  ------------      ------------
Effect of foreign currency on cash                                                         159                81
                                                                                  ------------      ------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       362            (1,517)
Cash and cash equivalents at beginning of period                                        23,834            30,390
                                                                                  ------------      ------------
Cash and cash equivalents at end of period                                        $     24,196      $     28,873
                                                                                  ============      ============

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)




REVENUES                                QUARTER ENDED JANUARY 31,
                ---------------------------------------------------------------------------
($000's)                       2004                                   2003                            % CHANGE
                ------------------------------------   ------------------------------------    ------------------------
                    As       Lightspan        Pro          As       Lightspan        Pro           As           Pro
                 Reported       (1)          Forma      Reported       (1)          Forma       Reported       Forma
                ----------   ----------   ----------   ----------   ----------   ----------    ----------    ----------

License fees    $   13,059   $       --   $   13,059   $    7,445   $    6,825   $   14,270            75%          -8%
Subscriptions        4,508          531        5,039        1,624        2,977        4,601           178%           10%
Services             6,337          438        6,775        3,383        2,425        5,808            87%           17%
Other                2,544           --        2,544        1,005          819        1,824           153%           39%
                ----------   ----------   ----------   ----------   ----------   ----------
                $   26,448   $      969   $   27,417   $   13,457   $   13,046   $   26,503            97%            3%
                ==========   ==========   ==========   ==========   ==========   ==========

(1) Lightspan revenues prior to acquisition.



 OPERATING EXPENSES                QUARTER ENDED JANUARY 31,
 ($000'S)                                     2004                         % OF REVENUE
                              ------------------------------------    ------------------------
                                  As        Lightspan       Pro           As           Pro
                               Reported        (1)         Forma       Reported       Forma
                              ----------   ----------   ----------    ----------    ----------
Sales and marketing           $   15,185   $    1,282   $   16,467            57%           60%
General and administrative         4,492          310        4,802            17%           18%
Product development                2,203          327        2,530             8%            9%
Amortization of intangibles          983           22        1,005             4%            4%
                              ----------   ----------   ----------
                              $   22,863   $    1,941   $   24,804            86%           90%
                              ==========   ==========   ==========


                                   QUARTER ENDED JANUARY 31,
                                              2003                         % OF REVENUE
                              ------------------------------------    ------------------------
                                  As        Lightspan       Pro           As           Pro
                               Reported        (1)         Forma       Reported       Forma
                              ----------   ----------   ----------    ----------    ----------
Sales and marketing           $    9,238   $    6,862   $   16,100            69%           61%
General and administrative         3,276        2,367        5,643            24%           21%
Product development                  561        3,018        3,579             4%           14%
Amortization of intangibles          147        2,001        2,148             1%            8%
                              ----------   ----------   ----------
                              $   13,222   $   14,248   $   27,470            98%          104%
                              ==========   ==========   ==========

(1) Lightspan operating expenses prior to acquisition.



ORDER SIZE                  QUARTER ENDED JANUARY 31,
                  -------------------------------------------------
($000'S)                    2004                     2003 (1)                  % CHANGE
                  -----------------------   -----------------------    ------------------------
                    Number       Value        Number       Value         Number         Value
                  ----------   ----------   ----------   ----------    ----------    ----------
$100 to $249              30   $    4,309           20   $    3,150            50%           37%
$250 or greater           14        9,118            9        4,675            56%           95%
                  ----------   ----------   ----------   ----------
                          44   $   13,427           29   $    7,825            52%           72%
                  ==========   ==========   ==========   ==========

(1) 2003 includes both PLATO Learning and Lightspan

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)





DEFERRED REVENUE                        JANUARY 31,
                                ---------------------------   OCTOBER 31,
($000'S)                            2004           2003           2003
                                ------------   ------------   ------------
License fees                    $      7,096   $      4,706   $      4,762
Subscriptions                         11,675          1,790          4,134
Services                              21,968         13,382         17,360
Other                                    202            265            308
                                ------------   ------------   ------------
                                      40,941         20,143         26,564
Lightspan                                 --         12,324         14,262
                                ------------   ------------   ------------
Total                           $     40,941   $     32,467   $     40,826
                                ============   ============   ============




EBITDA                                                    TWELVE MONTHS ENDED
($000'S)                                                   JANUARY 31, 2004
                                ---------------------------------------------------------------------------
                  As Reported      Q2-2003         Q3-2003        Q4-2003        Q1-2004          TOTAL
                                ------------    ------------   ------------    ------------    ------------
Net earnings (loss)             $     (1,821)   $        285   $      3,276    $     (7,535)   $     (5,795)
Income taxes                          (1,435)          1,600          1,744             150           2,059
Interest expense                          30              34             16              35             115
Depreciation and amortization          2,231           2,782          2,854           4,455          12,322
Restructuring charge                      --             422             --              --             422
                                ------------    ------------   ------------    ------------    ------------
                                $       (995)   $      5,123   $      7,890    $     (2,895)   $      9,123
                                ============    ============   ============    ============    ============


                                                          TWELVE MONTHS ENDED
                                                           JANUARY 31, 2003
                                ---------------------------------------------------------------------------
                  As Reported      Q2-2002        Q3-2002        Q4-2002          Q1-2003          TOTAL
                                ------------   ------------    ------------    ------------    ------------
Net earnings (loss)             $        297   $       (200)   $        119    $     (3,407)   $     (3,191)
Income taxes                             275           (350)          1,575          (2,350)           (850)
Interest expense                          31             34              24              24             113
Depreciation and amortization          1,586          2,017           2,076           2,319           7,998
Restructuring charge                      --             --              --             380             380
                                ------------   ------------    ------------    ------------    ------------
                                $      2,189   $      1,501    $      3,794    $     (3,034)   $      4,450
                                ============   ============    ============    ============    ============